EXHIBIT 99.1

Caraco Pharmaceutical
Laboratories, Ltd.

Safe Harbor: This news release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties are contained in the Corporation's filings with the Securities and Exchange Commission and include: information is of a preliminary nature and may be subject to adjustment, not obtaining or delays in obtaining FDA approval for new products, governmental restrictions on the sale of certain products, dependence on key personnel, development by competitors of new or superior products or cheaper products or new technology for the production of products, the entry into the market of new competitors, market and customer acceptance and demand for new pharmaceutical products, availability of raw materials, timing and success of product development and launches, integrity and reliability of the Corporation's data, lack of success of attaining full compliance with regard to regulatory and cGMP compliance, experiencing difficulty in managing our recent rapid growth and anticipated future growth, dependence on limited customer base, occasional credits to certain customers reflecting price reductions on products previously sold to them and still available as shelf- stock, possibility of an incorrect estimate of charge-backs and the impact of such an incorrect estimate on net sales, gross profit and net income, dependence on few products generating majority of sales, product liability claims for which the Company may be inadequately insured, subjectivity in judgment of management in applying certain significant accounting policies derived based on historical experience, terms of contracts, our observations of trends of industry, information received from our customers and other sources, to estimate revenues, accounts receivable allowances including chargebacks, rebates, income taxes, values of assets and inventories, litigation involving claims of patent infringement, litigation involving claims for royalties relating to a prior contract for one product and other risks identified in this report and identified from time to time in our reports and registration statements filed with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the date of this report. We disclaim, however, any intent or obligation to update our forward-looking statements.

Caraco Overview
What sets us apart from the pack???

Size of our product portfolio vs. the size of company

Experienced management team

Vertically integrated via Sun API’s

Disciplined management

Ability to service our customers’ immediate needs

Capable of creating markets that previously did not

    exist

Caraco Overview
What sets us apart from the pack???

Low cost production

Size plays to our advantage

Ability to penetrate the market

Building to fit the current environment

Improved customer mix

Removal of barriers, execution

$
90
80
70
60
50
40
30
20
10
-
(10)
22
10
(2)
2
(1)
46
26
11
15
16
60
36
(0)
25
22
83
41
(10)
25
9
2002
2003
2004
F2006
Net Sales
Gross Profit
Net Income
Net Cash Income
Cash Flow from operations

Caraco Pharmaceutical Laboratories, LTD
Annual Historical Results (in US $ millions)

29
24
19
14
9
4
(1)
(6)
$
18
8
2
5
(1)
20
10
6
(5)
(1)
21
10
7
5
(1)
25
13
8
4
(6)
25
13
5
10
7
Q1-F2006
Q2-F2006
Q3-F2006
Q4 F-2006
Q1-F2007
Net Sales
Gross Profit
Net Income
Net Cash Income
Cash Flow from operations

Caraco Pharmaceutical Laboratories, LTD
Quarterly Analysis (in US $ millions)

100
90
80
70
60
50
40
30
20
10
0
$
17.3
17.6
19.8
20.6
75.3
83
Actual Q1 C2005
Actual Q2 C2005
Actual Q3 C2005
Actual Q4 C2005
Calendar 2005
Fiscal 2006

Caraco Pharmaceutical Laboratories, LTD
SALES for Calendar 2005
(in US $ millions)

75.00
65.00
55.00
45.00
35.00
25.00
15.00
5.00
-5.00
$
17.30
24.7
17.6
24.8
34.9
49.4
Actual Q1 C2005
Actual Q1 C2006
Actual Q2 C2005
Actual Q2 C2006
C2005 YTD
C2006 YTD

Caraco Pharmaceutical Laboratories, LTD
SALES  Calendar 2005 vs. 2006 Year-to-Date
(in US $ millions)

120
100
80
60
40
20
0
$
18
20
21
25
80
83
103
Actual Q1 F2006
Actual Q2 F2006
Actual Q3 F2006
Actual Q4 F2006
Budget F2006
Actual F2006
Forecast F2007
Net Sales
Represents 40% growth over Fiscal 2004
Represents 25% growth over Fiscal 2006

Caraco Pharmaceutical Laboratories, LTD
SALES for Fiscal 2006
(in US $ millions)

10
9
8
7
6
5
4
3
2
1
0
6
3
1
4
2
3
10
14
Y 2004
QT 2005
Q1 F2006
Q2 F2006
Q3 F2006
Q4 2006
Total Fiscal 2006
Awaiting Approval
Number of Filings 2004
Number of Filings per qtr.
Total FilingsFiscal 2006
14 Products pending FDA approval

Caraco Pharmaceutical Laboratories, LTD
Product Development Quarterly Filings (ANDAS)

CARACO
PHARMACEUTICAL
LABORATORIES, LTD.
Caraco Clozapine Distribution System
CCDS
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Clozapine is one of
many products under the
Caraco label. To learn more about
the products and the company,
click on www.caraco.com

Caraco Pharmaceutical Laboratories, LTD
Clozapine Sales Update & Web Registry
Development

Caraco successfully launched
www.caracoclozapine.com on March
20 th 2006

New confirmed customer
commitments

Distributor Class of Trade

Large distributor buying group

Large managed care (HMO) player

Two of Big Three Wholesale Source
Programs

New customers in process

Large mass merchandiser.

Large managed care

Mid size chain

Small to midsize buying groups

Caraco Pharmaceutical Laboratories, LTD
Product Market Share Trends

Caraco is currently marketing 23 generic pharmaceuticals and
1 brand product

3 of the 23 products were launched in fiscal 2005-2006

14 of the 23 products are in the top 3 of generic market share

In 2006 Caraco was named the 3 rd fastest growing company in the generic industry*

Tramadol w/APAP (generic Ultracet®) was the fastest ramp up
in market share in Caraco’s history representing approximately
18.5% in three months

*(based upon total prescriptions filled – provided by IMS Health February 2006)

Apr 2005 - June 2005

Chain - 1.26 MM
Dist - 3.58 MM
Whole - 3.34 MM
Mg Care - 2.26 MM
Govt - 6.90 MM

Apr 2006 - June 2006

Chain - 2.12 MM
Dist - 6.18 MM
Whole - 4.12 MM
Mg Care - 4.13 MM
Govt - 8.28 MM

Net Sales by Trade Class

Expansion

Current facility is 80,000
sq ft and lease another
62,000 sq ft

Currently retrofit is in
process to allow for
additional lab, QA,
manufacturing,
employees; 2006
average 200 million
tablets per month

Need to build 80,000 -
100,000 sq ft facility or
move to 250,000 sq. ft
cGMP facility for
complete company
move

Fiscal 2007 forecast is
for an average of 263
million tablets per
month to support
growth

6 acre parcel approved
by city to acquire

Ability to expand in
increments as cash
flow dictates

Can expand up to
450,000 sq ft at current
sites

Accomplishments 2006

FDA approvals of Fluvoxamine, Carbamazapine,
Tramadol with APAP, Clozapine 50mg, tentative
approval on Zolpidem Tartrate, tentative approval on
Carvedilol

Filed 10 products with the FDA in fiscal 2006

5th consecutive year of growth

Improved technical team with additional staff and
succession planning

Surpassed our budget for 2006 by almost $3 million

Accomplishments 2006

Increased manufacturing capacity by 35%

Record tablets produced in March (247 million
tablets)

Improved growth trend from 30% in fiscal 2004 to
38% in fiscal 2006 despite additional price erosion of
4.75%

Maintained gross profit of 49% which is above the
generic industry average

Developed Clozapine Registry Web site for
electronic patient monitoring information

Accomplishments 2006

Completed manufacturing expansion within facility
increasing usable sq ft to 80,000 sq. ft. Increased
total footprint to 142,000 sq ft

Awarded  summary judgment in  favor of Caraco on
Tramadol w/APAP litigation

Enhanced core team with additional staff and
succession planning. Moved temporary employees
from 50% of staff down to 12% with further reduction
planned to less than 1%

Accomplishments 2006

Increased training in cGMP

Third fastest growing generic pharmaceutical
company in US*

Award of Top 500 fastest growing technology
companies Ranked 96th  by Deloitte & Touche

Award of Future 50 representing the top 50 growth
companies in Metro Detroit based on sales and
employment

* Based on IMS Presentation Feb. 2006

Product Litigation

Lexapro – Teva lost infringement case and is set to
appeal; possible upside if Caraco prevails

Prandin – First to file position

Provigil – Determine next steps to monetize

Ultracet – Ortho filed suit based on new patent
effective August 1st which we certified we do not
infringe; original summary judgment is under appeal

Drivers 2007

Approvals - Baclofen, Meloxicam,
Glipizide

Approvals pending

Increase / Maintain Share

Increase and Close Alternate
Development Projects

Work on Co-Development

Drivers 2007

Expand current development streams and
pursue new opportunities

Expansion of current facilities

Improve packaging

Continue staff improvements and succession
planning

CARACO
Thank You